CLS
CANNABIS LIFE SCIENCES

CLS Holdings USA, Inc.

Investor Presentation

September 2015

OTCQB: CLSH

http://www.clsholdingsinc.com

Disclaimer

This presentation contains "forward-looking statements" made under the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 that are based on current expectations, estimates, forecasts and assumptions and are subject to risks and uncertainties.

Words such as "anticipate," "assume," "believe," "estimate," "expect," "goal," "intend," "plan," "project," "seek," "target," and variations of such words and similar expressions are intended to identify forward-looking statements.

Such forward-looking statements are subject to certain risks, uncertainties and assumptions that may cause actual results to differ materially from those expressed by the forward-looking statements, including, but not limited to, the following: general economic, industry and market sector conditions; the Company's future growth and the ability to obtain additional financing to implement the Company's growth strategy; the ability to anticipate and respond to industry trends and preferences; intense competition.

In evaluating these statements, you should carefully consider these risks and uncertainties and those described under the headings "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" in the Company's most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other Securities and Exchange Commission filings. Please see the Company's Form 8-K filed on April 30, 2015, including but not limited to the discussion under "Risk Factors" therein, which the Company has filed with the SEC and which may be viewed at http://www.sec.gov.

All forward-looking statements speak only as of the date on which they are made. The Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement was made, except to the extent required by applicable securities laws. The professionals listed under the heading "Corporate Information" are identified solely for informational purposes. Such professionals have not reviewed or assisted in the preparation of this presentation and the inclusion of their contact information should not be construed as an endorsement or approval of the information contained herein.

Investment Highlights

Market Drivers and Opportunity

- End of Prohibition
- 23 States Legalized for Medical
- 4 States and Washington, D.C. Legalized for Recreational

People

- Forefront of Movement in Colorado
- Public Company Experience

Proprietary Technology & Methods

- Improved Extraction & Conversion
- Higher Quality AND Higher Quantity (2-4X)

Business Model & Strategy

- State-by-State
- Joint Ventures with Medical Infused Products
- Supply Agreement

Deployments

- Licensing Partner Completes Construction of Cannabis Grow in Denver, CO

What is CLS Holdings USA?

"Cannabis Life Sciences" Holdings USA

Proprietary Method of Extracting Various Cannabinoids from the Marijuana Plant & Converting Them Into Higher Quality & Quantity

- Profit Motive
- Set Gold Standard
    - Labeling
    - Compliance
    - Testing
    - Standardization
- Create National Brand
    - State-by-State Partnerships
    - Various Products
- Other Cannabis Uses
    - Not-For-Profit Medical

Market Opportunity

Opportunity in the Mainstream for a Dominant Cannabis Industry Player

- End of Prohibition
- Landscape Littered with Hundreds of Unqualified Entrepreneurs
- State-by-State Legalization Reform Sweeping the U.S.
- Rapid Proliferation of Dispensaries

- Industry expected to **grow by 96%** to between **$2.5 and $3.0 billion in 2014 (1)**
- Rapid growth creating opportunities for retail dispensaries and growers, as well as a variety of ancillary businesses, such as companies that provide point-of-sale and inventory-tracking software(1)

2011-2013 Actual / 2014-2018 Projected Annual U.S. Marijuana Revenues(2)



$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$1.5 billion
$1.2-$1.3 billion
$1.3-$1.5 billion
$2.5-$3.0 billion
$2.8-$3.3 billion
$3.1-$3.6 billion
$3.6-$3.9 billion
$4.5-$6.0 billion
2011
2012
2013
2014
2015
2016
2017
2018

Sources:
(1) Schwartz, Carly, "Marijuana Market Poised To Grow Faster Than Smartphones," www.TheHuffingtonPost.com, December 5, 2013.
(2) http://mmjbusinessdaily.com/MMJFactbook2013ExecutiveSummary.pdf

Changing Regulatory Environment

National Trend Toward Legalization


States and district with medical marijuana laws
States that have removed jail time for possessing small amounts of marijuana
States that both have a medical marijuana law and have removed jail time for possessing small amounts of marijuana
Maryland has a research-focused medical marijuana law and limited defense for patients
Marijuana is legal for adults' use and the state will regulate and tax marijuana sales; Colorado and Washington also have medical marijuana laws
Approved for Recreational Use – November 2014

- 14 states expected to adopt "Adult Use" regulations in the next five years
- California expected to adopt "Adult Use" regulation by 2017

Source: Berman, Douglas A., Editor, "Can we rank the 'best' and 'worst' medical marijuana states? By what metrics?," Marijuana Law, Policy & Reform online (using data from the National Conference of State Legislatures as of September 2013), September 19, 2013.

Progress Toward Legalization Nationally

23 states have legalized medical marijuana since 2010; Six more expected by 2016

Four states and D.C. have legalized recreational use by adults; Four more, including California, considering same

1996-2008 — 13 States
CA, AK, OR, WA, HI, CO, NV, MT, VT, RI, NM, MI legalize medical cannabis

2009 — Ogden Memo
DOJ will not prioritize legal marijuana cases

2010 — Two States, D.C.
NJ, D.C., AZ, approve medical cannabis

2011 — Two States
DE, CT approve medical cannabis

2012 — Three States
MA, NH, IL, approve medical cannabis

2013 — DOJ
DOJ will not challenge state laws

2014 — Recreational
First legal recreational sales in CO & WA.

2014 — Four States, D.C.
NY, MN, approve medical cannabis. OR, AK, D.C. approve recreational cannabis

2015 — Up Next
TN, WV considering approving medical marijuana; IL, NV, MA considering decriminalizing recreational use

2016 — More Recreational
AZ, CA, propositions to decriminalize recreational use

Sources:
1 http://medicalmarijuana.procon.org/view.resource.php?resourceID=000881
2 http://www.justice.gov/opa/pr/2013/August/13-opa-974.html

The People – Sector & Legislation Expertise

Jeffrey Binder – Chairman, President & CEO

- **Visionary in the Strategic Start-Up & Growth of Companies**

Mr. Binder was one of the individuals who founded CLS Labs in 2014 and served as its Chairman, President, Chief Executive Officer and a director. Since November 12, 2014, Mr. Binder has served as Chairman, President, Chief Executive Officer and a Director of CLS Holdings USA . Since 2008, Mr. Binder has served as founder, Chairman and President of Power 3 Network, Inc., a company that develops websites and back offices for home-based businesses. In 2003, Mr. Binder founded Infinity 8, Inc., a software development company, where he served as its Chairman, Treasurer and a director until 2011. In addition to his employment history, Mr. Binder has invested in and mentored several start-up and mid-stage companies, through his private holding company, JeMJ Financial Services, Inc., which he formed in 1988 and for which he serves as Chairman, President and a director. Through JeMJ, Mr. Binder invested in GGL Industries, Inc., a private holding company that owned Sterling Yacht and Classic Motor Carriages, as well as various other companies, as had extensive real estate holdings. Mr. Binder received his Juris Doctorate from the National Law Center, George Washington University, in 1971, where he received the honor of membership in the Order of the Coif. He also served as a legislative assistant to Adlai Stevenson II, a United States Senator for Illinois, and practiced Law at Sonnenschein Nath & Rosenthal, LLP, Chicago, Illinois for five years.

Raymond Keller – Shareholder and Founder of CLS Labs

- **Inventor, Marine Biologist**

Mr. Keller was one of the founders of CLS Labs and is a shareholder of CLS Holdings USA. Mr. Keller also contributed his intellectual property rights related to the proprietary process of extracting, cleaning and converting the cannabinoids from the cannabis plant and the associated delivery materials and systems for such cannabinoids to CLS Labs in exchange for his shares therein. Since 2009, Mr. Keller has served as the founder and Chief Executive Officer of GoodCat, LLC, an FDA-licensed laboratory that produces e-cigarette liquid for a number of distributors and brands. Mr. Keller graduated from the College of Charleston with a degree in Biology in 1989.

The People – Sector & Legislation Expertise

Alan Bonsett – COO

- **Cannabis Industry Leader in Colorado**

Mr. Bonsett joined CLS Holdings USA as its Chief Operating Officer in August 2015. Mr. Bonsett has extensive experience within the cannabis industry, spanning production and processing facility buildouts, business development and strategic planning, licensing and compliance, and supply chain management from grower to dispensary. He has most recently held senior roles as Owner and General Manager with Picture Rock, Herbal Medicine Institute, and Doctors Garden. At Doctors Garden, where he managed grow, worked with Town of Carbondale to implement Amendment 64, and pioneered the opening of one of the first recreational dispensaries in the state, Alan's leadership drove system revenues of just $10,000 per month into a multi-million-dollar per year business.

Frank Koretsky – Director

- **Successful Entrepreneur with Marketing & Branding Expertise**

Mr. Koretsky was one of the founders of CLS Labs and is a director of CLS Holdings USA. Since 1995, Mr. Koretsky has served as the President of East Coast News Corp., a leading company in the adult product distribution industry. As a result of Mr. Koretsky's business experience, he brings a strong background in management, marketing and branding to the company.

The Method

Proprietary Method of Extraction

- Extraction of Various Cannabinoids from the Marijuana Plant
  - At a Pharmaceutical Grade for Improved Standardization
- Converting the Resulting Cannabinoid Extracts into Concentrates
  - Oils, Waxes, Edibles & Shatter
- Conversion & Capture of Certain Cannabinoids for Medical Purposes
- Created Various Delivery Systems & Materials to Ready the Cannabis Product
- Concentrates May Be Ingested Several Ways, Including Through Vaporization Via Electronic Cigarettes
- Initial Testing Reveals a Cleaner, Higher Quality Product with Significantly Higher Yield

TRADE SECRET

The Trade Secret

A proprietary method of extracting cannabinoids from cannabis plants and converting the resulting cannabinoid extracts into concentrates such as oils, waxes, edibles and shatter. These concentrates may be ingested in a number of ways, including through vaporization via electronic cigarettes and used for a variety of pharmaceutical and other purposes. We believe, based on testing in conjunction with two Colorado growers, that CLS's extraction method and conversion process produces a cleaner, higher quality product and a significantly higher yield than the cannabinoid extraction processes currently existing in the marketplace.

Ray Keller, one of the founders of CLS Labs and a shareholder of CLS, developed CLS's proprietary process for extracting, cleaning and converting cannabinoids from cannabis plants. He has also created various delivery systems and materials to ready the converted cannabis product for different uses by different potential distributors. Mr. Keller contributed this intellectual property to CLS Labs in exchange for stock which was eventually exchanged for stock in CLS. The proprietary process is not patented, but is maintained as a trade secret by CLS. We believe that this proprietary process will allow us to extract and convert cannabinoids contained in cannabis in a manner that produces a greater yield than methods currently used in the industry. We believe this ability and the ability to convert these refined cannabinoids into products that can be used in multiple delivery systems will provide us with a strategic advantage in the cannabis industry.

** Although these test results sound very promising, CLS has not yet commercialized its proprietary process or otherwise earned any revenues therefrom*

Products & Services

Multiple Opportunities for Revenue Growth

- Licensing Operations
  - Agree to build out a processing facility and then lease the facility and equipment therein to the customer for what will generally be a ten year term
  - License our proprietary technology, methods and processes solely for use in the processing facility
- Processing Revenue
  - Arrangements with cannabis growers whereby we will process their cannabis for a fee
  - Under such arrangements, growers will deliver cannabis plants to one of our facilities for processing
- Processing Facilities
- Sale of Products and Brand Creation
  - Rather than charging growers a fee for our processing services, we may at times purchase unprocessed cannabis plants from growers, process the cannabis in our facility, and then sell the resulting cannabinoid concentrates, such as oils, wax, edibles and shatter, in the wholesale market to distributors or dispensaries
- Consulting Services

Growth Strategy

Plan for 2015-2016

- Construction of Processing Centers
  - Denver, CO – Expected to be Operational in Q2 2016
- Obtaining the Necessary State & Local Licensure for Each Proposed Facility
- Securing Licensing, Processing or Sales Arrangements with Growers & Dispensaries
- Construction of Processing Facilities
  - Expect 2-3 Facilities by End of 2016
- Expanding Per-Facility Capacity
  - Expect to Process 1,000 Pounds of Cannabis per Month per Facility, After 6-Month Ramp-Up
  - Facility Capacity of 5,000 Pounds of Cannabis per Month on a Single Shift

The Colorado Arrangement

April 2015 – Executed Agreement & Broke Ground
Commercialization Target = Q2 2016

- On April 17, 2015, CLS Labs took its first step toward commercializing its proprietary methods and processes by entering into an arrangement in Colorado, with Picture Rock Holdings, LLC ("PRH")
- PRH is a Colorado limited liability company licensed by the State of Colorado as a marijuana infused product manufacturer and retailer
- License its proprietary technology, methods and processes to PRH in exchange for a fee
- Build a processing facility and lease such facility, including equipment, to PRH
- Loan certain funds to PRH to be used by PRH in connection with its financing of the build out, equipment, and development of a marijuana grow facility by PRH that will be operated by a licensed third-party marijuana grower

The Colorado Arrangement

September 2015 – Grow Construction Completed
Commercialization Target = Q2 2016

- Cannabis grow is in final inspections in order to get its Certificate of Occupancy
  - Once attained plants will be brought in and should start its grow by the end of September
- Licensing partner is expected to start processing in the first quarter of 2016 when the first harvest is ready
- When ramped up at full capacity:
  - Grow will occupy 40,000 square feet
    - Consist of: 612 Gavita flower lights + 100 Gavita vegetable lights
    - Contain: 5,300 plants in flower + 2,500 plants in vegetable
    - Produce: 600 pounds of bud + 150 pounds of trim per month
  - Extraction and processing facility will occupy 15,000 square feet
    - Capacity of: extract and covert 5,000 pounds per month on a single shift and could be doubled to 10,000 pounds per month with two shifts

Set the Standard

Goal of Being the Pre-Eminent National Brand

- Labeling
- Compliance
- Testing
- Standardization of Dosage

The Business Model – Profit Motive

Joint Ventures & Strategic Partnerships
Multiple Strategies for Various Parts of Vertical Chain
Flexible Structure

Intend to Monetize

- Processing of Cannabis for Others
- Licensing of Proprietary Process to Others
- Purchase of Cannabis & Processing and Sale of Cannabis-Related Products
- Consulting Services to Growers & Dispensaries

Plan to Accomplish

- Creation of Joint Ventures Through Licensing Agreements
- Fee-For-Service Arrangements with Growers & Dispensaries
- Creation of Own Premier Brand

Financial Projections

Relationships Lead to Partnerships to Generate Revenue Per Proposed Processing Facility (Run-Rate After Initial 12 Months of Operation)

(in $ Millions)		Range	
Revenues	$21.0	$29.9	$35.0
Gross Margin	$14.0	$19.7	$23.2
Contribution Margin	$13.5	$19.2	$22.7
Operating Income	$9.0	$12.5	$14.7

Key Assumptions:

- Each facility operates differently depending on state law requirements; directly, indirectly or jointly with others
- 1,000 pounds of cannabis processed per month at $20 per "unit"
- 50/50 split between "bud" and "leaf"
- $2,000 cost per pound "bud"
- $300 cost per pound "leaf"

*Breakdown of Expenses Available Upon Request

Financial Projections - Disclaimer

THE ENCLOSED PROJECTED FINANCIAL INFORMATION RELATES TO A PROCESSING FACILITY'S ANTICIPATED REVENUE AND THE COMPANY'S ANTICIPATED OVERHEAD EXPENSES, MEANING THOSE EXPENSES THAT ARE NOT DIRECTLY RELATED TO THE PROCESSING OF CANNABIS. BECAUSE THE COMPANY WILL LIKELY GENERATE REVENUE IN DIFFERENT WAYS, SUCH AS FROM LICENSING FEES AS WELL AS FEE-FOR-SERVICE PROCESSING FEES, THE COMPANY CANNOT PROJECT THE REVENUE OF THE COMPANY, OR THE COSTS ASSOCIATED WITH A PROCESSING FACILITY, WHICH IN SOME CASES MAY BE OPERATED BY A THIRD PARTY. AS A RESULT, THE REVENUE OF THE COMPANY WILL BE DIFFERENT THAN THE PROJECTED REVENUE, AND THE ATTACHED PROJECTIONS SHOULD ONLY BE USED BY PROSPECTIVE INVESTORS TO GAIN A GENERAL UNDERSTANDING OF THE POSSIBLE REVENUE FROM ONE SAMPLE PROCESSING FACILITY AS WELL AS A SENSE OF THE LIKELY OVERHEAD EXPENSE OF THE COMPANY. PROJECTIONS ARE SPECULATIVE BY THEIR NATURE AND ARE BASED ON VARIOUS ASSUMPTIONS WHICH THE COMPANY BELIEVES ARE SIGNIFICANT TO THE PROJECTIONS, OR OTHERWISE RELATE TO KEY FACTORS UPON WHICH A PROCESSING FACILITY'S REVENUE OR THE COMPANY'S OVERHEAD EXPENSES WILL DEPEND. HOWEVER, THESE ASSUMPTIONS MAY OR MAY NOT PROVE TO BE CORRECT AND UNANTICIPATED EVENTS AND CIRCUMSTANCES MAY OCCUR AFTER THE DATE THE FINANCIAL PROJECTIONS WERE PREPARED. NOTHING CONTAINED IN THE PROJECTIONS IS OR SHOULD BE RELIED UPON AS A PROMISE, WARRANTY OR REPRESENTATION AS TO EITHER A PROCESSING FACILITY'S OR THE COMPANY'S FUTURE PERFORMANCE. THE PROJECTED FINANCIAL INFORMATION HAS BEEN PREPARED BY THE COMPANY AND HAS NOT BEEN AUDITED OR REVIEWED BY AN INDEPENDENT ACCOUNTING FIRM. IT CAN BE EXPECTED THAT THERE WILL BE DIFFERENCES BETWEEN THE PROJECTIONS AND ACTUAL RESULTS, AND THOSE DIFFERENCES MAY BE MATERIAL. IT IS NOT THE COMPANY'S INTENTION TO FURNISH UPDATED PROJECTIONS IN THE FUTURE.

Comparable Valuation

http://marijuanaindex.com/index-us-reporting/

~ 100 U.S. Listed Public Cannabis Companies
Reverse Mergers & Penny Stocks
Most Touting Similar Capabilities
Most Still Pre or Minimal Revenue

GW Pharmaceuticals (GWPH) with a $2B Market Cap on $50M Revenue

The Ones That Execute a Business Strategy, Demonstrate a Business Model and Generate Real Significant Revenue Will Rise to the Top

Cap Table

Inside Ownership of 58%

- 20.25 million basic shares
  - 15.25 million restricted/insider
  - 5 million float

Corporate Information

Attorney
Broad and Cassel
Kathleen Deutsch, Partner
1 North Clematis Street
Suite 500
West Palm Beach, FL 33401
p561-832-3300

Auditor
M&K CPAS, PLLC
Casey Kinchen, CPA, Audit Partner
4100 N. Sam Houston Parkway W., Suite 200B
Houston, TX 77086
p832-242-9950 x209

Transfer Agent
VStock Transfer
18 Lafayette Place
Woodmere, NY 11598
p212-828-8436

Corporate
1435 Yarmounth Street
Boulder, CO 80304
p888-438-9132

Stock Snapshot

• Symbol:	OTCQB: CLSH
• Stock Price:	$1.29
• 52-Week Range:	$0.75 - $1.80
• Average Daily Volume:	5,800 shares
• Shares Outstanding:	20.25M
• Inside Ownership:	58%
• Market Cap:	$25M

OTCQB: CLSH

http://www.clsholdingsinc.com

CLS Holdings USA, Inc.

CLS

CANNABIS LIFE SCIENCES

DARROW ASSOCIATES
INVESTOR RELATIONS AND CORPORATE COMMUNICATIONS

Peter Seltzberg

516-510-8768

pseltzberg@darrowir.com

Jeff Binder

Chief Executive Officer

888-438-9132

jeff@clsholdingsinc.com